                                                                  Exhibit (p)(8)

                               POWER OF ATTORNEY


     We, the undersigned officers and Trustees of Capital Growth Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James
B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Special Investment Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


         Signature                              Title                                Date
         ---------                              -----                                ----


/s/ James B. Hawkes                   President, Principal Executive            February 28, 2000
----------------------------
James B. Hawkes                       Officer and Trustee


/s/ James L. O'Connor                 Treasurer and Principal Financial         February 28, 2000
----------------------------
James L. O'Connor                     and Accounting Officer


/s/ Jessica M. Bibliowicz             Trustee                                   February 28, 2000
----------------------------
Jessica M. Bibliowicz


/s/ Donald R. Dwight                  Trustee                                   February 28, 2000
----------------------------
Donald R. Dwight


/s/ Samuel L. Hayes, III              Trustee                                   February 28, 2000
----------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer                  Trustee                                   February 28, 2000
----------------------------
Norton H. Reamer


/s/ Lynn A. Stout                     Trustee                                   February 28, 2000
----------------------------
Lynn A. Stout


/s/ Jack L. Treynor                   Trustee                                   February 28, 2000
----------------------------
Jack L. Treynor
